Exhibit 28m(11) under Form N-1A

Exhibit 1 under Item 601/Reg. S-K

EXHIBIT BB

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Global Equity Fund

Class A Shares

This Exhibit BB to the Distribution Plan is adopted as of the 13th day of August, 2010, by Federated Equity Funds with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05 of 1% of the average aggregate net asset value of the Class A Shares of the portfolios of Federated Equity Funds set forth above held during the month.

Witness the due execution hereof this 1st day of September, 2010.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

EXHIBIT CC

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Global Equity Fund

Class C Shares

This Exhibit CC to the Distribution Plan is adopted as of the 13th day of August, 2010, by Federated Equity Funds with respect to the Class C Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class C Shares of the portfolios of Federated Equity Funds set forth above held during the month.

Witness the due execution hereof this 1st day of September, 2010.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

EXHIBIT DD

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Clover Small Value Fund

Class R Shares

This Exhibit DD to the Distribution Plan is adopted as of the 13th day of August, 2010, by Federated Equity Funds with respect to the Class R Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.50 of 1% of the average aggregate net asset value of the Class R Shares of the portfolios of Federated Equity Funds set forth above held during the month.

Witness the due execution hereof this 1st day of September, 2010.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President